                  MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.
                                Power of Attorney



     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC. (Registration No. 2-79510) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on May 18, 1998.


                                            /s/ G. Willing Pepper
                                            -------------------------
                                            G. Willing Pepper

                  MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.
                                Power of Attorney



     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC. (Registration No. 2-79510) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on May 18, 1998.


                                            /s/ Rodney D. Johnson
                                            -------------------------
                                            Rodney D. Johnson

                  MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.
                                Power of Attorney



     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC. (Registration No. 2-79510) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on May 18, 1998.


                                            /s/ William R. Howell
                                            ---------------------------
                                            William R. Howell

                  MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.
                                Power of Attorney



     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC. (Registration No. 2-79510) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on May 18, 1998.


                                            /s/ Rudolph A. Peterson
                                            -------------------------
                                            Rudolph A. Peterson

                  MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.
                                Power of Attorney



     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC. (Registration No. 2-79510) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on May 26, 1998.


                                            /s/ Anthony M. Santomero
                                            --------------------------
                                            Anthony M. Santomero